ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Map Plus NPSM

Supplement dated June 27, 2008 to the Contract Prospectus, Contract Prospectus
Summary and Statement of Additional Information, each dated April 28, 2008, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information
(SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus,
Contract Prospectus Summary and SAI for future reference.

1.	On March 27, 2008, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the following Disappearing Portfolio (“Disappearing Portfolio”) into the following respective
“Surviving Portfolio.” Subject to approval by the Portfolio’s shareholders, after the close of business on September 5, 2008 the following Disappearing Portfolio will reorganize into and become part of the following Surviving Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING Wells Fargo Disciplined Value Portfolio	ING Pioneer Mid Cap Value Portfolio

Accordingly, effective after the close of business on September 5, 2008, investments in the
Disappearing Portfolio will automatically become investments in the Surviving Portfolio, as follows:

·	For plans offering Class S of the ING Pioneer Mid Cap Value Portfolio, all existing account balances invested in the ING Wells Fargo Disciplined Value Portfolio (Class S) will automatically become investments in the ING Pioneer Mid Cap Value Portfolio (Class S).
·	For plans offering Class I of the ING Pioneer Mid Cap Value Portfolio, all existing account balances invested in the ING Wells Fargo Disciplined Value Portfolio (Class S) will automatically become investments in the ING Pioneer Mid Cap Value Portfolio (Class I).

As a result of the reorganization, effective September 8, 2008 all references to the Disappearing
Portfolio in the Contract Prospectus, Contract Prospectus Summary and SAI are hereby deleted.

Unless you provide us with alternative allocation instructions, all future allocations directed to the
Disappearing Portfolio after the date of the reorganizations will be automatically allocated to the
Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our
Customer Service Center through:

                                             ING
                                             USFS Customer Service
                                             Defined Contribution Administration
                                             P.O. Box 990063
                                             Hartford, CT 06199-0063
                                             1-800-262-3862

X.109860-08	Page 1 of 3	June 2008

See also the Transfers section of your Contract Prospectus or Investment Options section of your
Contract Prospectus Summary for further information about making fund allocation changes.

2.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract
Prospectus and Contract Prospectus Summary will not change as a result of the reorganizations.
Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus and
Contract Prospectus Summary.

IMPORTANT INFORMATION REGARDING UPCOMING FUND LIQUIDATION

On May 30, 2008, the Board of Trustees of ING Partners, Inc. approved a proposal to liquidate the ING
UBS U.S. Small Cap Growth Portfolio.

The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place after the close of business on September 5, 2008 (the
"Closing Date").

Voluntary Transfers Before the Effective Date of the Liquidation. Anytime prior to the Closing Date you may transfer amounts that you have allocated to the subaccount that invests in the ING UBS U.S.
Small Cap Growth Portfolio to any of the other available investment options. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

You may give us alternative allocation instructions at any time by contacting our Customer Service
Center at:

                                             ING
                                             USFS Customer Service
                                             Defined Contribution Administration
                                             P.O. Box 990063
                                             Hartford, CT 06199-0063
                                             1-800-262-3862

See also the Transfers section on page 11 of your Contract Prospectus or the Investment Options section of your Contract Prospectus Summary for further information about making allocation changes. More information about the funds available through your contract, including information about the risks associated with investing in these funds, can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting us at our Home Office noted above.

Automatic Reallocation Upon Liquidation. After the Closing Date and our receipt of the proceeds from the liquidation of the ING UBS U.S. Small Cap Growth Portfolio, amounts that were allocated to the subaccount that invested in this portfolio will be automatically reallocated to the subaccount that invests in the ING VP Money Market Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your account value immediately before the reallocation will equal your account value immediately after the reallocation.

X.109860-08	Page 2 of 3	June 2008

Future Allocations. After the Closing Date, the subaccount that invested in the ING UBS U.S. Small
Cap Growth Portfolio will no longer be available through your Contract Prospectus or Contract
Prospectus Summary. Any future allocations directed to a subaccount that invested in this portfolio will be automatically allocated to the subaccount that invests in ING VP Money Market Portfolio.

Information about the ING VP Money Market Portfolio. Summary information about the ING VP
Money Market Portfolio can be found in Appendix IV –Fund Descriptions in your Contract Prospectus, and in the fund fact sheet for that fund. More detailed information can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting our Home Office as noted on the previous page.

There will be no further disclosure regarding the ING UBS U.S. Small Cap Growth Portfolio in future
Contract Prospectuses or Contract Prospectus Summaries.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers,
LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.109860-08	Page 3 of 3	June 2008